SUPPLEMENT DATED JUNE 9, 2005

TO THE PROSPECTUS DATED FEBRUARY 25, 2005

OF

SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

Effective June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange those shares for Class A shares of another Smith Barney fund that has either a higher sales charge or a longer period during which you are subject to a deferred sales charge, you will continue to be subject to the fund’s lower sales charge and shorter sales charge period. If you purchased Class A shares of the fund by exchange from another Smith Barney Fund, your deferred sales charge typically will not be affected by this change.

Under “Exchanging Shares” in the Prospectus, the information under the heading entitled “Waiver of additional sales charges” is revised in its entirety to read as follows:

You do not pay an initial sales charge or a deferred sales charge at the time of the exchange.

If you purchased shares subject to a deferred sales charge, you may continue to be subject to a deferred sales charge after the exchange, depending on how long you have held the shares. Except as set forth below with respect to Class C shares, your holding period will be measured from the date of your original purchase of shares subject to a deferred sales charge, not the date of exchange.

Some of the Smith Barney Funds impose different deferred sales charges. On exchanges of Class A shares made prior to June 20, 2005, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. For exchanges of Class A shares made on and after June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period. In all other cases, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. If you exchange at any time into a fund with a lower deferred sales charge and/or a shorter period during which you are subject to the charge, you will remain subject to the higher sales charge and/or longer period.

If you exchange Class C shares that were not subject to a deferred sales charge when initially purchased for Class C shares of a fund that imposes a deferred sales charge on those shares, you will be subject to that deferred sales charge. Your holding period will be measured from the date of the exchange, not your initial purchase of Class C shares of the fund.

Contact your Service Agent for more information.

Additional changes to the Prospectus:

Under “Sales Charges” in the Prospectus:

The information in the footnote to the table under the heading entitled “Class A Shares” is revised to indicate that with respect to purchases of Class A shares of $500,000 or more, Service Agents are entitled to receive a maximum payment of up to 0.50%, in addition to an annual distribution and service fee.

The information under the heading entitled “Class B Shares” is revised to indicate that Service Agents receive a distribution and service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

The information under the heading entitled “Class C Shares” is revised to read:

You buy Class C shares (available through certain Service Agents) at net asset value with no initial and no deferred sales charge when you redeem. Service Agents will receive the service fee payable on Class C shares at an annual rate of 0.50% of the average daily net assets represented by the Class C shares serviced by them.

Under “Exchange Privilege” in the Statement of Additional Information:

The information in the first paragraph under “Exchange Privilege” is revised in its entirety to read:

Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence, and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge, except as noted below.

If you purchased shares subject to a deferred sales charge, you may continue to be subject to a deferred sales charge after the exchange, depending on how long you have held the shares. Except as set forth below with respect to Class C shares, your holding period will be measured from the date of your original purchase of shares subject to a deferred sales charge, not the date of exchange.

Some of the Smith Barney Funds impose different deferred sales charges. For exchanges of Class A shares made on and after June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period. In all other cases, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. If you exchange at any time into a fund with a lower deferred sales charge and/or a shorter period during which you are subject to the charge, you will remain subject to the higher sales charge and/or longer period.

If you exchange Class C shares that were not subject to a deferred sales charge when initially purchased for Class C shares of a fund that imposes a deferred sales charge on those shares, you will be subject to that deferred sales charge. Your holding period will be measured from the date of the exchange, not your initial purchase of Class C shares of the fund.

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